Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisitions
Acquisitions
Acquisitions have been accounted for as business combinations, and the acquired companies’ results have been included in the accompanying consolidated statements of income from their respective dates of acquisition. Our acquisitions have historically been made at prices above the fair value of the acquired net assets, resulting in goodwill, due to expectations of synergies of combining the businesses. These synergies include use of our existing infrastructure, such as sales force, shared service centers, distribution channels and customer relations, to expand sales of the acquired businesses’ products; use of the infrastructure of the acquired businesses to cost-effectively expand sales of our products; and elimination of duplicative facilities, functions and staffing.
2015 Acquisitions
During 2015, we completed three acquisitions, including the acquisition of MO BIO Laboratories Inc., a privately-held U.S. company, that is considered a leader in sample technologies for metagenomics and microbiome analysis. Purchase consideration for these acquisitions totaled $66.9 million in cash, net of cash acquired, and as of December 31, 2015, the purchase price allocations are preliminary. Each of these acquisitions did not have a material impact to net sales, net income or earnings per share and therefore no pro forma information has been provided herein.
Other Acquisition
During 2011, we acquired a majority shareholding in QIAGEN Marseille S.A., formerly Ipsogen S.A. (Marseille), a publicly listed company founded and based in Marseille, France. During 2014, we acquired additional Marseille shares for a total of $0.3 million and held 90.27% of the Marseille shares as of December 31, 2014. In February 2015, QIAGEN Marseille, a fully consolidated entity, agreed to the sale of all its assets and liabilities, with the exception of its intellectual property portfolio. In addition, we made a tender offer to acquire the remaining Marseille shares. Per the terms of the tender offer, $2.5 million is set aside as of December 31, 2015 in restricted cash for the remaining shares which were finally acquired early in 2016. During 2015, we acquired additional Marseille shares for a total of $8.0 million and held 97.22% of the Marseille shares as of December 31, 2015.
2014 Acquisition
In December 2014, we acquired the enzyme solutions business of Enzymatics Inc. (Enzymatics), a U.S. company whose products are used in an estimated 80% of all next-generation sequencing (NGS) workflows. The comprehensive Enzymatics portfolio complements QIAGEN’s leading offering of universal NGS products, advancing our strategy to drive the adoption of NGS in clinical healthcare. The cash consideration totaled $114.2 million of which $5.8 million was retained in an escrow account as of December 31, 2015 to cover any claims for breach of any representations, warranties or indemnities. The acquisition of Enzymatics did not have a material business impact to net sales, net income or earnings per share, and therefore no pro forma financial information has been provided herein.
The final purchase price allocation of Enzymatics did not differ from the preliminary estimates other than an increase of $2.1 million in fair value of contingent consideration, a $0.4 million increase of long-term deferred tax liability and an additional $0.1 million increase of other opening balance sheet adjustments. The corresponding impact for these adjustments was an increase to goodwill of $2.4 million. These changes to arrive at the final purchase price allocation were not material to the consolidated financial statements.
The final purchase price allocation for Enzymatics was as follows:

(in thousands)	Enzymatics acquisition
Purchase Price:
Cash consideration	$114,224
Fair value of contingent consideration	13,600
$127,824

Final Allocation:
Cash and cash equivalents	$1,178
Accounts receivable	2,813
Prepaid and other current assets	1,330
Fixed and other long-term assets	1,414
Accounts payable	(3,090)
Accruals and other current liabilities	(1,940)
Long term deferred tax liability	(21,558)
Developed technology, licenses and know-how	28,600
Tradenames	6,600
Customer relationships	22,300
Goodwill	90,177
$127,824

The weighted-average amortization period for the intangible assets is 11.1 years. The goodwill acquired is not deductible for tax purposes.
Certain acquisitions may include contingent consideration which is recorded as part of the purchase consideration based on the acquisition date fair value. The total fair value of the contingent consideration for Enzymatics of $13.6 million was recorded as purchase price using a probability-weighted analysis of the future milestones using discount rates between 0.70% and 2.20%. Under the purchase agreement, we could be required to make additional contingent cash payments totaling $17.0 million through 2017. This is discussed further in Note 14, "Fair Value Measurements," where we assess and adjust the fair value of the contingent consideration liabilities, if necessary, until the settlement or expiration of the contingency occurs.
Other 2014 Acquisitions
During 2014, we completed other acquisitions which individually were not significant to the overall consolidated financial statements. The cash paid for these acquisitions, net of cash acquired, totaled $47.4 million. Each of these acquisitions individually did not have a material impact to net sales, net income or earnings per share and therefore no pro forma information has been provided herein.
2013 Acquisition
On April 29, 2013, we acquired 100% of the outstanding common shares of Ingenuity Systems, Inc. (Ingenuity), a leading provider of software solutions that efficiently and accurately analyze and interpret the biological meaning of genomic data. The cash consideration totaled $106.9 million. The acquisition of Ingenuity did not have a material impact to net sales, net income or earnings per share and therefore no pro forma information has been provided herein.
The final purchase price allocation for Ingenuity was as follows:

(in thousands)	Ingenuity acquisition
Purchase Price:
Cash consideration	$106,932
$106,932

Final Allocation:
Cash and cash equivalents	$4,449
Accounts receivable	2,018
Prepaid and other current assets	1,834
Current deferred tax asset	3,126
Fixed and other long-term assets	2,648
Long-term deferred tax asset	13,203
Accounts payable	(2,662)
Accruals and other current liabilities	(14,558)
Liabilities assumed	(557)
Developed technology, licenses and know-how	37,903
Tradenames	3,359
In-process research and development	2,069
Customer relationships	1,023
Goodwill	69,479
Deferred tax liability on fair value of identifiable intangible assets acquired	(16,402)
$106,932

The weighted-average amortization period for the intangible assets is 14.1 years. The goodwill acquired is not deductible for tax purposes.
Since the acquisition date, the results of Ingenuity have been included in our consolidated results through December 31, 2013. Net sales totaled $14.7 million and net loss attributable to the owners of QIAGEN N.V. was $6.3 million for 2013. Acquisition-related costs for Ingenuity for 2013 amounted to $1.2 million.
Other 2013 Acquisitions
During 2013, we completed the acquisition of CLC bio, a privately-held company located in Aarhus, Denmark that has created the leading commercial data analysis solutions and workbenches for next-generation sequencing, used by top academic and pharmaceutical research as well as clinical institutions. Purchase consideration totaled $68.2 million in cash, net of cash acquired, and as of December 31, 2014, the purchase price allocation is final. The final purchase price allocation for CLC bio did not differ from the preliminary estimates. This acquisition was not significant to the overall consolidated financial statements.